Second Quarter 2005 Earnings Release and Supplemental Financials

July 19, 2005

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson Executive Vice President Chief Financial Officer (419) 254-6068

Sky Financial Group Reports Second Quarter Results

July 19, 2005 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported second quarter net income of $ 48.5 million, or $.45 per diluted share, compared to $40.2 million, or $.43 per diluted share for the second quarter of 2004. Annualized return on assets and return on equity for the second quarter were 1.29% and 13.52%, respectively, compared with 1.33% and 15.25%, respectively, for the same period in 2004.

“We were very pleased with our solid financial performance in the second quarter,” stated Marty E. Adams, president, chairman and chief executive officer. “As expected, credit losses were lower this past quarter and more characteristic of our strong credit history at Sky. In addition, improvements in our net interest margin and several key fee income areas contributed to increased earnings. With our regained momentum, we look forward to continued positive operating results going forward.”

“Our merger of Belmont Bancorp into Sky and our Ohio Valley Region was completed very successfully on June 1, 2005, and we were pleased to announce on June 21, 2005 our pending merger of Falls Bank into our Stark/Summit/Medina Region later this year,” continued Mr. Adams.

Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, were $49.1 million for the second quarter, versus $40.2 million for the second quarter of 2004. Core operating earnings per diluted share for the first quarter were $.46, versus $.43 for the second quarter of 2004. For the second quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.31% and 13.70%, respectively, compared with 1.33% and 15.25%, respectively, for the same period in 2004.

Cash operating earnings, which reflect core operating earnings further adjusted to exclude the effects of amortization of intangibles, were $51.5 million, or $.48 per diluted share in the second quarter compared to $41.5 million, or $.44 per diluted share in the second quarter of 2004. On a cash operating basis, the

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annualized return on average tangible equity was 22.63% for the second quarter compared with 20.09% in the same period in 2004.

For the six months ended June 30, 2005, Sky reported net income of $79.9 million, or $.75 per diluted share versus $98.9 million, or $1.05 per diluted share for the first six months of 2004. The prior year to date included income from discontinued operations of $18.7 million, or $.20 per diluted share, due to a gain from Sky’s sale of its dental finance unit, Sky Financial Solutions (SFS). Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, were $80.6 million, or $.75 per diluted share, for the current year to date versus $80.4 million, or $.85 per diluted share, for the first six months of 2004.

Second Quarter Results

Net interest income for the second quarter was $128.0 million, up 24.7% from $102.7 million in the second quarter of 2004. The net interest margin for the second quarter was 3.73%, up 4 basis points from both last quarter and the second quarter of 2004. The net interest margin performance reflects the benefits from rising short-term interest rates and pricing disciplines despite the effects of the flattened yield curve and increasingly competitive markets.

Average earning assets increased 22.9% over the second quarter of 2004 from a combination of organic growth and acquisitions. Average loans for the quarter increased 24.2% from the same quarter last year, with organic growth contributing 8.0% in addition to the acquisitions. Average deposits grew 19.3% from the second quarter of 2004, which included organic growth of 0.8% in addition to the acquisitions. Non-interest bearing deposits, Sky’s highest growth priority, were up 25.0% for the second quarter compared to the second quarter of 2004, including organic growth of 9.6%.

Non-interest revenues were $51.5 million for the second quarter, up 3.8% from $49.6 million in the second quarter of 2004. Excluding mortgage banking and net securities transactions, non-interest revenues were up 11.7% including the benefit from acquisitions, with strong increases in several fee businesses compared to the same quarter in 2004. Trust services income was up 31.6%, and service charges on deposits were up 26.3%, while brokerage and insurance commissions were up 5.0%. Compared to the prior year quarter, mortgage banking revenues were down 13.9% mainly due to higher impairment charges.

Non-interest expenses for the second quarter, which included $1.0 million of merger, integration and restructuring expenses to complete the acquisition of Belmont Bancorp, were $101.0 million compared to $82.3 million in the second quarter of 2004. Expenses have increased over 2004’s second quarter mainly due to the acquisitions of Belmont Bancorp this past quarter and Second Bancorp and Prospect Bancshares in 2004, along with the impact of five new financial centers over the last twelve months. The efficiency ratio, on a cash operating basis, excluding the merger, integration and restructuring expenses

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and amortization of intangible assets, was 53.43% for the quarter, compared to 52.48% for the same quarter in 2004.

Credit Quality

The provision for credit losses for the second quarter was $5.9 million decreasing from $11.0 million in the same quarter in 2004. The lower provision compared to the second quarter of 2004 was due to lower net charge-offs. Net credit losses for the quarter were $5.8 million, or .22% annualized to average total loans, compared to $10.4 million, or .48%, for the second quarter of 2004. At June 30, 2005, non-performing loans to total loans was 1.17% versus 1.35% at year-end and 1.09% a year ago. The allowance for credit losses to non-performing loans at June 30, 2005 was 120% versus 105% at year-end and 131% at June 30, 2004. Non-performing loans continue to reflect the non-accrual status of loans with payments guaranteed by surety bonds or insurance policies issued by three insurance companies, which remain in litigation, however, the total balance was decreased to $30.1 million as a result of $3.9 million in payments received during the second quarter.

Continued Expansion

On June 21, 2005, Sky announced a definitive agreement to acquire Falls Bank, an $84 million bank that operates two full-service branches in the Akron, Ohio market. The merger is expected to close in the fourth quarter of 2005.

Outlook For 2005

Commenting on 2005, Kevin Thompson, chief financial officer, stated, “With our solid results and profitability back on track this past quarter, we are maintaining our projections of 2005 diluted earnings per share on a core operating basis, excluding merger-related expenses, of $1.69 to $1.72, and on a net income, or GAAP basis, of $1.68 to $1.71 per diluted share.”

Conference Call

Today, July 19, 2005, at 2 p.m., Mr. Adams and members of Sky’s leadership team will host a conference call to provide an overview of second quarter performance and business outlook. Participants are encouraged to call in beginning at 1:45 p.m. by dialing (800) 361-0912 (confirmation code: 5193465). R.S.V.P. is not required. The webcast can be accessed via the Investor Relations/Webcasts section (http://investor.skyfi.com/medialist.cfm) of the Sky website. A replay of the call will be available from 7 p.m., July 20 until midnight, July 25, by calling (888) 203-1112 (confirmation code: 5193465). The event will be archived on the Sky website indefinitely. For supplemental financial tables, please refer to the Investor Relations/Press Releases (http://investor.skyfi.com/releases.cfm) section on our web site.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors

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with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which exclude merger-related expenses and discontinued operations that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and are subject to a number of risks and uncertainties. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. For a summary of important factors that could affect Sky’s forward-looking statements, please refer to Sky’s filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov). Sky undertakes no obligation to update or revise these statements following the date of this release.

About Sky Financial Group, Inc.

Sky Financial Group is a $15.2 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 40 largest publicly-held bank holding companies in the nation. Sky operates over 280 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, asset management services; and Sky Insurance, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

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Summary Financials Second Quarter 2005

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2005	2004		2005	2004
Interest income	$203,029	$148,027	37.2%	$394,623	$297,048	32.8%
Interest expense	75,029	45,340	65.5	142,616	92,558	54.1

Net interest income	128,000	102,687	24.7	252,007	204,490	23.2
Provision for credit losses	5,894	11,020	(46.5)	36,717	17,685	107.6

Net interest income after provision for credit losses	122,106	91,667	33.2	215,290	186,805	15.2

Non-interest income
Trust services income	5,395	4,101	31.6	10,809	8,206	31.7
Service charges and fees on deposit accounts	14,033	11,107	26.3	26,205	20,749	26.3
Mortgage banking income	5,923	6,879	(13.9)	11,679	12,324	(5.2)
Brokerage and insurance commissions	14,127	13,451	5.0	30,758	27,759	10.8
Net securities gains (losses)	1,084	2,877	(62.3)	1,962	4,405	(55.5)
Other income	10,954	11,194	(2.1)	21,575	19,575	10.2

Total non-interest income	51,516	49,609	3.8	102,988	93,018	10.7

Non-interest expenses
Salaries and employee benefits	53,619	44,190	21.3	105,967	87,938	20.5
Occupancy and equipment expense	16,835	13,436	25.3	34,439	26,310	30.9
Merger, integration and restructuring expense	1,031	—	100.0	1,031	346	198.0
Other operating expenses	29,508	24,672	19.6	57,839	46,207	25.2

Total non-interest expense	100,993	82,298	22.7	199,276	160,801	23.9

Income from continuing operations before income taxes	72,629	58,978	23.1	119,002	119,022	(0.0)
Income taxes from continuing operations	24,154	18,777	28.6	39,056	38,869	0.5

Income from continuing operations	48,475	40,201	20.6	79,946	80,153	(0.3)
Income from discontinued operations, net of tax	—	—		—	18,725	(100.0)

Net income	$48,475	$40,201	20.6	$79,946	$98,878	(19.1)

SHARE DATA:

Earnings per share from continuing operations
Basic	$0.46	$0.43	7.0	$0.75	$0.86	(12.8)
Diluted	0.45	0.43	4.7	0.75	0.85	(11.8)
Earnings per share from discontinued operations
Basic	—	—	—	—	0.20	(100.0)
Diluted	—	—	—	—	0.20	(100.0)
Earnings per share
Basic	0.46	0.43	7.0	0.75	1.06	(29.3)
Diluted	0.45	0.43	4.7	0.75	1.05	(28.6)
Core operating earnings per share*
Basic	0.46	0.43	6.9	0.76	0.86	(11.6)
Diluted	0.46	0.43	7.0	0.75	0.85	(11.8)
Cash operating earnings per share*
Basic	0.49	0.44	11.4	0.80	0.89	(10.1)
Diluted	0.48	0.44	9.1	0.80	0.88	(9.1)
Cash dividend declared per common share	0.22	0.21	—	0.44	0.42	—
Average shares outstanding
Basic	105,752,000	93,322,000	—	106,040,000	93,140,000	—
Diluted	106,888,000	94,314,000	—	107,205,000	94,274,000	—

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Summary Financials Second Quarter 2005

PERFORMANCE RATIOS:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net Income	$48,475	$40,201	$79,946	$98,878
Return on average equity	13.52%	15.25%	11.11%	18.99%
Return on average assets	1.29	1.33	1.07	1.59

CONTINUING OPERATIONS
Income from continuing operations	$48,475	$40,201	$79,946	$80,153
Return on average equity	13.52%	15.25%	11.11%	15.39%
Return on average assets	1.29	1.33	1.07	1.34
Efficiency ratio	56.01	53.75	55.88	53.75
Net interest margin (FTE)	3.73	3.69	3.71	3.69

CORE OPERATING *
Core operating earnings	$49,145	$40,201	$80,616	$80,378
Return on average equity	13.70%	15.25%	11.20%	15.44%
Return on average assets	1.31	1.33	1.08	1.34
Efficiency ratio	55.43	53.75	55.59	53.63

CASH OPERATING*
Cash operating earnings	$51,491	$41,464	$85,273	$82,881
Return on average tangible equity	22.63%	20.09%	18.49%	20.36%
Return on average tangible assets	1.42	1.40	1.19	1.41
Efficiency ratio	53.43	52.48	53.58	52.35

PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	June 30,		Percent Change
	2005	2004
Cash and due from banks	$284,906	$223,255	27.6%
Interest-earning deposits with banks	19,245	27,100	(29.0)
Loans held for sale	14,979	15,834	(5.4)
Securities available for sale	3,056,836	2,541,687	20.3
Total loans	10,821,336	8,794,596	23.0
Allowance for credit losses	(152,543)	(125,661)	21.4

Net loans	10,668,793	8,668,935	23.1
Premises and equipment	167,132	145,315	15.0
Goodwill and other intangibles	576,336	246,586	133.7
Other assets	431,602	373,171	15.7

Total Assets	$15,219,829	$12,241,883	24.3

Total interest-earning assets	$13,912,396	$11,379,217	22.3

Non-interest-bearing deposits	$1,689,340	$1,297,942	30.2
Interest-bearing deposits	8,920,127	7,484,259	19.2

Total deposits	10,609,467	8,782,201	20.8
Repos and federal funds purchased	845,146	844,738	0.0
Debt and FHLB advances	2,110,206	1,436,707	46.9
Other liabilities	159,259	138,029	15.4
Shareholders’ equity	1,495,751	1,040,208	43.8

Total Liabilities and Shareholders’ Equity	$15,219,829	$12,241,883	24.3

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Summary Financials Second Quarter 2005

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2005	2004		2005	2004
Cash and due from banks	$236,822	$198,246	19.5%	$237,777	$207,910	14.4%
Interest-earning deposits with banks	34,747	36,385	(4.5)	36,334	35,093	3.5
Federal funds sold	3,164	885	257.5	1,591	3,025	(47.4)
Loans held for sale	21,832	31,866	(31.5)	21,883	31,793	(31.2)
Securities available for sale	3,077,456	2,570,976	19.7	3,065,931	2,510,057	22.1
Total loans	10,721,064	8,631,914	24.2	10,663,058	8,646,231	23.3
Allowance for credit losses	(150,898)	(124,752)	21.0	(150,414)	(124,752)	20.6

Net loans	10,570,166	8,507,162	24.3	10,512,644	8,521,479	23.4
Premises and equipment	159,843	147,058	8.7	158,401	150,107	5.5
Goodwill and other intangibles	549,929	247,469	122.2	545,532	245,752	122.0
Assets of discontinued operations	—	—	N/A	—	432,389	(100.0)
Other assets	441,068	374,374	17.8	431,237	364,462	18.3

Total Assets	$15,095,027	$12,114,421	24.6	$15,011,330	$12,502,067	20.1

Total interest-earning assets	$13,858,263	$11,272,026	22.9	$13,788,797	$11,226,199	22.8

Non-interest-bearing deposits	$1,622,138	$1,297,932	25.0	$1,593,061	$1,263,200	26.1
Interest-bearing deposits	8,895,799	7,517,853	18.3	8,877,343	7,483,005	18.6

Total deposits	10,517,937	8,815,785	19.3	10,470,404	8,746,205	19.7
Repos and federal funds purchased	892,024	788,596	13.1	903,930	888,612	1.7
Debt and FHLB advances	2,109,609	1,309,167	61.1	2,046,182	1,278,520	60.0
Liabilities of discontinued operations	—	—	N/A	—	405,903	(100.0)
Other liabilities	137,036	140,355	(2.4)	139,722	135,769	2.9
Shareholders’ equity	1,438,421	1,060,518	35.6	1,451,092	1,047,058	38.6

Total Liabilities and Shareholders’ Equity	$15,095,027	$12,114,421	24.6	$15,011,330	$12,502,067	20.1

ASSET QUALITY DATA:
	June 30,
	2005	2004
Non-accrual loans	$126,537	$95,674
Restructured loans	516	575

Total non-performing loans	127,053	96,249
Investment securities	10,395
Other real estate owned	11,511	10,766

Total non-performing assets	$148,959	$107,015

Loans 90 days or more past due & still accruing	$25,848	$12,841
Allowance for credit losses	152,543	125,661

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	1.17%	1.09%
Non-performing loans to total loans	1.17	1.09
Non-performing assets to total assets	0.98	0.87
Loans 90 days or more past due and still accruing to total loans	0.24	0.15
Allowance for credit losses to non-performing loans	120.06	130.56
Allowance for credit losses to non-performing assets	102.41	117.42
Allowance for credit losses to total loans	1.41	1.43

NET CHARGE-OFFS

	Three Months Ended June 30,
	2005	2004
Net charge-offs	$5,817	$10,402
Net charge-offs to average loans	0.22	0.48

	Six Months Ended June 30,
	2005	2004
Net charge-offs	$37,565	$16,968
Net charge-offs to average loans	0.71	0.39

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Summary Financials Second Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three and six months ended June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Income from continuing operations	$48,475	$40,201	$79,946	$80,153

Merger, integration and restructuring expense	1,031	—	1,031	346
Tax effect	(361)	—	(361)	(121)

After-tax non-operating items	670	—	670	225

Core operating earnings	$49,145	$40,201	$80,616	$80,378

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter.

Merger, integration and restructuring expense in 2004 reflect charges associated with the the sale of Sky Financial Solutions, Inc. in the first quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three and six months ended

June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Core operating earnings	$49,145	$40,201	$80,616	$80,378

Amortization of core deposits and other intangible assets	3,610	1,943	7,164	3,850
Tax effect	(1,264)	(680)	(2,508)	(1,347)

After-tax non-operating items	2,346	1,263	4,656	2,503

Cash operating earnings	$51,491	$41,464	$85,273	$82,881

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

8

Summary Financials Second Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the six months ended June 30, 2005 and 2004,

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Average GAAP equity	$1,438,421	$1,060,518	$1,451,092	$1,047,058

Goodwill	481,168	198,414	476,182	195,988
Core deposits and other intangibles	68,761	49,055	69,350	49,764
Deferred taxes	(24,066)	(17,169)	(24,273)	(17,417)

	525,863	230,300	521,259	228,335

Average tangible equity	$912,558	$830,218	$929,833	$818,723

The following table reconciles average GAAP assets to average tangible assets for the three and six months ended June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,095,027	$12,114,421	$15,011,330	$12,069,678

Goodwill	481,168	198,414	476,182	195,988
Core deposits and other intangibles	68,761	49,055	69,350	49,764
Deferred taxes	(24,066)	(17,169)	(24,273)	(17,417)

	525,863	230,300	521,259	228,335

Average tangible assets	$14,569,164	$11,884,121	$14,490,071	$11,841,343

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income	$0.46	$0.43	$0.75	$1.06
After-tax earnings from discontinued operations	—	—	—	(0.20)
After-tax merger, integration and restructuring	0.01	—	0.01	—

Core operating earnings	0.46	0.43	0.76	0.86
After-tax amortization of core deposits and other intangible assets	0.02	0.01	0.04	0.03

Cash operating earnings	$0.49	$0.44	$0.80	$0.89

Diluted EPS	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income	$0.45	$0.43	$0.75	$1.05
After-tax earnings from discontinued operations	—	—	—	(0.20)
After-tax merger, integration and restructuring	0.01	—	0.01	—

Core operating earnings	0.46	0.43	0.75	0.85
After-tax amortization of core deposits and other intangible assets	0.02	0.01	0.04	0.03

Cash operating earnings	$0.48	$0.44	$0.80	$0.88

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Second Quarter 2005

Supplemental Financial Information

July 19, 2005

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTERS STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Fully taxable equivalent interest income	$203,841	$192,410	$186,929	$179,675	$148,839

Interest income	$203,029	$191,594	$186,124	$178,772	$148,027
Interest expense	75,029	67,587	61,819	56,256	45,339

Net interest income	128,000	124,007	124,305	122,516	102,688
Provision for credit losses	5,894	30,823	11,615	8,360	11,020

Net interest income after provision for credit losses	122,106	93,184	112,690	114,156	91,668

Non-interest income
Trust services income	5,395	5,414	4,996	5,079	4,101
Service charges and fees on deposit accounts	14,033	12,173	13,395	13,820	11,107
Mortgage banking income	5,923	5,755	5,675	6,845	6,879
Brokerage and insurance commissions	14,127	16,630	13,358	14,703	13,451
Net securities gains (losses)	1,084	878	8,310	1,854	2,877
Other income	10,954	10,621	11,918	10,446	11,192

Total non-interest income	51,516	51,471	57,652	52,747	49,607

Non-interest expenses
Salaries and employee benefits	53,619	52,348	53,190	51,583	44,190
Occupancy and equipment expense	16,835	17,604	16,824	15,962	13,436
Merger, integration and restructuring expense	1,031	—	365	3,831	—
Other operating expenses	29,508	28,330	27,452	26,516	24,672

Total non-interest expense	100,993	98,282	97,831	97,892	82,298

Income from continuing operations before income taxes	72,629	46,373	72,511	69,011	58,977
Income taxes from continuing operations	24,154	14,902	23,612	22,863	18,776

Income from continuing operations	48,475	31,471	48,899	46,148	40,201

Income from discontinued operations, net of tax	—	—	430	—	—

Net income	$48,475	$31,471	$49,329	$46,148	$40,201

Core operating earnings	$49,145	$31,471	$49,136	$48,638	$40,201

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
PERFORMANCE RATIOS
Return on average equity	13.52%	8.72%	13.55%	13.21%	15.25%
Return on average assets	1.29	0.86	1.33	1.26	1.33

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
CONTINUING OPERATIONS
Return on average equity	13.52%	8.72%	13.43%	13.21%	15.25%
Return on average assets	1.29	0.86	1.32	1.26	1.33
Net interest rate spread (FTE)	3.37	3.36	3.37	3.43	3.41
Net interest rate margin (FTE)	3.73	3.69	3.68	3.69	3.69
Efficiency ratio	56.01	55.75	53.53	55.57	53.75

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
CORE OPERATING *
Return on average equity	13.70%	8.72%	13.50%	13.92%	15.25%
Return on average assets	1.31	0.86	1.33	1.33	1.33
Efficiency ratio	55.43	55.75	53.33	53.39	53.75

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
CASH OPERATING*
Return on average tangible equity	22.63%	14.46%	21.64%	22.52%	20.09%
Return on average assets	1.42	0.95	1.44	1.44	1.40
Efficiency ratio	53.43	53.73	51.37	51.38	52.48

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Earnings per share from continuing operations
Basic	$0.46	$0.30	$0.46	$0.44	$0.43
Diluted	0.45	0.29	0.46	0.43	0.43

Earnings per share from discontinued operations
Basic	—	—	0.00	—	—
Diluted	—	—	0.00	—	—

Earnings per share
Basic	0.46	0.30	0.47	0.44	0.43
Diluted	0.45	0.29	0.46	0.43	0.43

Core operating earnings per share*
Basic	0.46	0.30	0.46	0.46	0.43
Diluted	0.46	0.29	0.46	0.46	0.43

Cash operating earnings per share*
Basic	0.49	0.32	0.49	0.48	0.44
Diluted	0.48	0.31	0.48	0.48	0.44

Cash dividend declared per common share	0.22	0.22	0.22	0.21	0.21

Book value per share	13.96	13.30	13.77	13.44	11.13

Average shares outstanding
Basic	105,752,000	106,330,000	105,922,000	105,479,000	93,322,000
Diluted	106,888,000	107,591,000	107,163,000	106,408,000	94,314,000

Book value calculation shares outstanding	107,183,099	105,752,028	106,838,511	105,372,832	93,420,000

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Cash and due from banks	$236,822	$238,742	$244,726	$252,731	$198,246
Interest-earning deposits with banks	34,747	37,938	36,498	42,017	36,385
Federal funds sold	3,164	—	2,186	2,065	885
Loans held for sale	21,832	21,935	27,601	30,139	31,866
Securities available for sale	3,077,456	3,054,277	3,075,580	3,078,861	2,570,976
Total loans	10,721,064	10,604,408	10,400,806	10,139,711	8,631,914
Allowance for loan losses	(150,898)	(149,925)	(149,288)	(147,056)	(124,752)

Net loans	10,570,166	10,454,483	10,251,518	9,992,655	8,507,162
Premises and equipment	159,843	156,942	154,329	159,328	147,058
Goodwill and other intangibles	549,929	541,086	527,525	516,673	247,469
Other assets	441,068	421,298	431,688	448,680	374,374

Total Assets	$15,095,027	$14,926,701	$14,751,651	$14,523,149	$12,114,421

Total interest-earning assets	$13,858,263	$13,718,558	$13,542,671	$13,292,793	$11,272,026

Non-interest-bearing deposits	$1,622,138	$1,563,661	$1,573,004	$1,508,074	$1,297,932
Interest-bearing deposits	8,895,799	8,858,682	8,724,960	8,704,452	7,517,853

Total deposits	10,517,937	10,422,343	10,297,964	10,212,526	8,815,785
Repos and federal funds purchased	892,024	915,969	944,788	867,547	788,596
Debt and FHLB advances	2,109,609	1,982,049	1,927,205	1,916,452	1,309,167
Other liabilities	137,036	142,437	133,619	136,611	140,355
Shareholders’ equity	1,438,421	1,463,903	1,448,075	1,390,013	1,060,518

Total Liabilities and Shareholders’ Equity	$15,095,027	$14,926,701	$14,751,651	$14,523,149	$12,114,421

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Cash and due from banks	$284,906	$217,333	$232,407	$238,820	$223,255
Interest-earning deposits with banks	19,245	27,696	32,919	30,118	27,100
Federal funds sold	—	—	—	—	—
Loans held for sale	14,979	27,946	9,433	31,107	15,834
Securities available for sale	3,056,836	3,063,145	3,091,813	3,118,884	2,541,687
Total loans	10,821,336	10,662,957	10,616,118	10,262,393	8,794,596
Allowance for loan losses	(152,543)	(150,122)	(151,389)	(147,479)	(125,661)

Net loans	10,668,793	10,512,835	10,464,729	10,114,914	8,668,935
Premises and equipment	167,132	156,829	155,466	154,252	145,315
Goodwill and other intangibles	576,336	539,678	546,932	520,221	246,586
Other assets	431,602	432,350	410,724	434,816	373,171

Total Assets	$15,219,829	$14,977,812	$14,944,423	$14,643,132	$12,241,883

Total interest-earning assets	$13,912,396	$13,781,744	$13,750,283	$13,442,502	$11,379,217

Non-interest-bearing deposits	$1,689,340	$1,557,454	$1,592,510	$1,477,061	$1,297,942
Interest-bearing deposits	8,920,127	8,883,838	8,759,081	8,677,287	7,484,259

Total deposits	10,609,467	10,441,292	10,351,591	10,154,348	8,782,201
Repos and federal funds purchased	845,146	942,150	1,041,361	921,175	844,738
Debt and FHLB advances	2,110,206	2,043,946	1,924,840	1,989,806	1,436,707
Other liabilities	159,259	143,648	155,676	161,388	138,029
Shareholders’ equity	1,495,751	1,406,776	1,470,955	1,416,415	1,040,208

Total Liabilities and Shareholders’ Equity	$15,219,829	$14,977,812	$14,944,423	$14,643,132	$12,241,883

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
PERIOD END
Residential Mortgage	$1,105,896	$1,082,756	$1,110,943	$1,037,229	$905,249
Home Equity	1,751,449	1,701,716	1,728,599	1,658,344	1,266,508
Consumer	768,837	797,857	807,686	846,412	694,732
Commercial Real Estate	4,479,275	4,408,069	4,406,151	4,225,070	3,417,236
Commercial & Industrial	2,715,879	2,672,559	2,562,739	2,495,338	2,510,871

Total Loans	$10,821,336	$10,662,957	$10,616,118	$10,262,393	$8,794,596

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	14%
Consumer	7%	8%	8%	8%	8%
Commercial Real Estate	42%	41%	42%	42%	39%
Commercial & Industrial	25%	25%	24%	24%	29%

Total Loans	100%	100%	100%	100%	100%

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
AVERAGES
Residential Mortgage	$1,088,328	$1,103,778	$1,067,456	$1,058,878	$896,779
Home Equity	1,721,724	1,717,047	1,694,828	1,630,492	1,219,822
Consumer	777,458	798,477	826,807	865,205	710,848
Commercial Real Estate	4,451,084	4,405,092	4,281,441	4,071,301	3,523,316
Commercial & Industrial	2,682,470	2,580,014	2,530,274	2,513,835	2,281,149

Total Loans	$10,721,064	$10,604,408	$10,400,806	$10,139,711	$8,631,914

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	14%
Consumer	7%	8%	8%	9%	8%
Commercial Real Estate	42%	42%	42%	40%	42%
Commercial & Industrial	25%	24%	24%	25%	26%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
PERIOD END
Non-interest-bearing demand deposits	$1,689,340	$1,557,454	$1,592,510	$1,477,061	$1,297,942
Interest-bearing demand deposits	367,174	359,620	325,751	389,986	238,646
Savings deposits	3,670,735	3,825,900	3,874,943	3,979,107	3,493,196
Time deposits	4,882,218	4,698,318	4,558,387	4,308,194	3,752,417

Total deposits	10,609,467	10,441,292	10,351,591	10,154,348	8,782,201

Short-term borrowings	846,268	942,150	1,041,361	921,175	844,738
Trust preferred securities	190,491	188,326	189,558	185,067	145,584
Debt and FHLB advances	1,918,593	1,855,620	1,735,282	1,804,739	1,291,123

Total funding sources	$13,564,819	$13,427,388	$13,317,792	$13,065,329	$11,063,646

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
AVERAGE
Non-interest-bearing demand deposits	$1,622,138	$1,563,661	$1,573,004	$1,508,074	$1,297,932
Interest-bearing demand deposits	357,348	347,180	362,352	353,368	239,174
Savings deposits	3,751,675	3,879,783	3,939,766	4,014,051	3,554,212
Time deposits	4,786,776	4,631,719	4,422,842	4,337,033	3,724,467

Total deposits	10,517,937	10,422,343	10,297,964	10,212,526	8,815,785

Short-term borrowings	894,356	915,969	944,788	867,547	788,596
Trust preferred securities	189,801	189,726	186,668	182,288	163,503
Debt and FHLB advances	1,917,476	1,792,323	1,740,535	1,734,164	1,145,664

Total funding sources	$13,519,570	$13,320,361	$13,169,955	$12,996,525	$10,913,548

Supplemental Financial Information - Second Quarter 2005

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
ASSET QUALITY DATA:
Non-accrual loans	$126,537	$125,464	$143,207	$122,050	$95,674
Restructured loans	516	526	541	556	575

Total non-performing loans	127,053	125,990	143,748	122,606	96,249
Investment securities	10,395	11,705	11,705	11,705	—
Other real estate owned	11,511	11,854	10,055	11,924	10,766

Total non-performing assets	$148,959	$149,549	$165,508	$146,235	$107,015

Loans 90 days or more past due & still accruing	$25,848	$26,885	$16,243	$17,183	$12,841
Net charge-offs	5,817	31,748	9,864	8,106	10,402
Allowance for loan losses	152,543	150,122	151,389	147,479	125,661

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.17%	1.18%	1.35%	1.19%	1.09%
Non-performing loans to total loans	1.17	1.18	1.35	1.19	1.09
Non-performing assets to total assets	0.98	1.00	1.11	1.00	0.87
Loans 90 days or more past due and still accruing to total loans	0.24	0.25	0.15	0.17	0.15
Net charge-offs to average loans	0.22	1.21	0.38	0.32	0.48
Allowance for loan losses to non-performing loans	120.06	119.15	105.32	120.29	130.56
Allowance for loan losses to non-performing assets	102.41	100.38	91.47	100.85	117.42
Allowance for loan losses to total loans	1.41	1.41	1.43	1.44	1.43

Supplemental Financial Information - Second Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the six months ended June 30, 2005 and 2004 for each of the five quarters presented in the tables:

	Six Months Ended June 30,
	2005	2004
Income from continuing operations	$79,946	$80,153
Merger, integration and restructuring expense	1,031	346
Non-operating gains	—	—
Tax effect	(361)	(121)

After-tax non-operating items	670	225

Core operating earnings	$80,616	$80,378

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Income from continuing operations	$48,475	$31,471	$48,899	$46,148	$40,201

Merger, integration and restructuring expense	1,031	—	365	3,831	—
Non-operating gains	—	—	—	—	—
Tax effect	(361)	—	(128)	(1,341)	—

After-tax non-operating items	670	—	237	2,490	—

Core operating earnings	$49,145	$31,471	$49,136	$48,638	$40,201

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter. Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter, the acquisition of Second Bancorp in the second quarter and the acquisition of Prospect Bancshares in the fourth quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - Second Quarter 2005

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for the six months ended June 30, 2005 and 2004 as well as for each of the five quarters presented in these tables:

	Six Months Ended June 30,
	2005	2004
Core operating earnings	$80,616	$80,378

Amortization of core deposits and other intangible assets	7,164	3,850
Tax effect	(2,508)	(1,347)

After-tax non-operating items	4,656	2,503

Cash operating earnings	$85,273	$82,881

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Core operating earnings	$49,145	$31,471	$49,136	$48,638	$40,201

Amortization of core deposits and other intangible assets	3,610	3,554	3,577	3,553	1,943
Tax effect	(1,264)	(1,244)	(1,252)	(1,244)	(680)

After-tax non-operating items	2,346	2,310	2,325	2,309	1,263

Cash operating earnings	$51,491	$33,781	$51,461	$50,947	$41,464

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

Supplemental Financial Information - Second Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the six months ended June 30, 2005 and 2004, as well as each of the period ends presented in the tables.

	June 30,
	2005	2004
Average GAAP equity	$1,451,092	$1,047,058

Goodwill	476,182	195,988
Core deposits and other intangibles	69,350	49,764
Deferred taxes	(24,273)	(17,417)

	521,259	228,335

Average tangible equity	$929,833	$818,723

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Average GAAP equity	$1,438,421	$1,463,903	$1,448,075	$1,390,013	$1,060,518

Goodwill	481,168	471,141	454,488	440,734	198,414
Core deposits and other intangibles	68,761	69,945	73,037	75,939	49,055
Deferred taxes	(24,066)	(24,481)	(25,563)	(26,579)	(17,169)

	525,863	516,605	501,962	490,094	230,300

Average tangible equity	$912,558	$947,298	$946,113	$899,919	$830,218

The following table reconciles average GAAP assets to average tangible assets for the six months ended June 30, 2005 and 2004, as well as each of the period ends presented in the tables.

	June 30,
	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,011,330	$12,069,678

Goodwill	476,182	195,988
Core deposits and other intangibles	69,350	49,764
Deferred taxes	(24,273)	(17,417)

	521,259	228,335

Average tangible assets	$14,490,071	$11,841,343

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Average GAAP assets	$15,095,027	$14,926,701	$14,751,651	$14,523,149	$12,114,421

Goodwill	481,168	471,141	454,488	440,734	198,414
Core deposits and other intangibles	68,761	69,945	73,037	75,939	49,055
Deferred taxes	(24,066)	(24,481)	(25,563)	(26,579)	(17,169)

	525,863	516,605	501,962	490,094	230,300

Average tangible assets	$14,569,164	$14,410,096	$14,249,689	$14,033,055	$11,884,121

Supplemental Financial Information - Second Quarter 2005

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share (certain information does not round due to rounding):

	Six Months Ended June 30,
Basic EPS	2005	2004
Net income	$0.75	$1.06
After-tax earnings from discontinued operations	—	(0.20)
After-tax merger, integration and restructuring	0.01	—

Core operating earnings	0.76	0.86
After-tax amortization of core deposits and other intangible assets	0.04	0.03

Cash operating earnings	$0.80	$0.89

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Net income	$0.46	$0.30	$0.47	$0.44	$0.43
After-tax earnings from discontinued operations	—	—	0.00	—	—
After-tax merger, integration and restructuring	0.01	—	0.00	0.02	—

Core operating earnings	0.46	0.30	0.47	0.46	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.01

Cash operating earnings	$0.49	$0.32	$0.49	$0.48	$0.44

	Six Months Ended June 30,
Diluted EPS	2005	2004
Net income	$0.75	$1.05
After-tax earnings from discontinued operations	—	(0.20)
After-tax merger, integration and restructuring	0.01	—

Core operating earnings	0.75	0.85
After-tax amortization of core deposits and other intangible assets	0.04	0.03

Cash operating earnings	$0.80	$0.88

	2005		2004
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Net income	$0.45	$0.29	$0.46	$0.43	$0.43
After-tax earnings from discontinued operations	—	—	0.00	—	—
After-tax merger, integration and restructuring	0.01	—	0.00	0.02	—

Core operating earnings	0.46	0.29	0.46	0.45	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.01

Cash operating earnings	$0.48	$0.31	$0.48	$0.47	$0.44

12